Risk management and financial instruments	6 Months Ended
Jun. 30, 2014
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Risk management and financial instruments
Risk management and financial instruments
The Company is exposed to various market risks, including interest rate, foreign currency exchange and concentration of credit risks. The Company may enter into a variety of derivative instruments and contracts to maintain the desired level of exposure arising from these risks.

Interest rate risk management

The Company’s exposure to interest rate risk relates mainly to its floating interest rate debt and balances of surplus funds placed with financial institutions. This exposure is managed through the use of interest rate swaps and other derivative arrangements. The Company’s objective is to obtain the most favorable interest rate borrowings available without increasing its foreign currency exposure. The extent to which the Company utilizes interest rate swaps and other derivatives to manage its interest rate risk is determined by the net debt exposure and its views on future interest rates.

Interest rate swap agreements

At June 30, 2014 we had interest rate swap agreements with an outstanding principal of $3,164.2 million (December 31, 2013: $2,067.8 million). These agreements do not qualify for hedge accounting and accordingly any changes in the fair values of the swap agreements are included in the consolidated and combined carve-out statement of operations under "(Loss)/gain on derivative financial instruments". The total fair value of the related party interest rate swaps outstanding at June 30, 2014 amounted to an asset of $2.4 million (December 31, 2013: an asset of $42.4 million). The fair value of the related party interest rate swaps are classified as amounts due from related party in the consolidated balance sheet. The total fair value of the third party interest rate swaps outstanding at June 30, 2014 amounted to a liability of $30.4 million (December 31, 2013: nil). The fair value of the third party interest rate swaps are classified within other current liabilities in the consolidated balance sheet. The total loss recognized for the six months to June 30, 2014 was $77.0 million (six months to June 30, 2013: gain of $45.6 million).

The Company’s interest rate swap agreements as at June 30, 2014, were as follows:

Outstanding principal		Receive rate	Pay rate	Length of contract
(In US$ millions)
$100.0	(2)	3 month LIBOR	1.36%	Oct 2012 - Oct 2019
$85.4	(1) (2)	3 month LIBOR	1.11%	May 2013 - Jun 2020
$83.3	(1) (2)	3 month LIBOR	1.93%	Aug 2013 - Dec 2020
$2,895.5	(1)	3 month LIBOR (with 1% floor)	2.45 - 2.52%	Feb 2014 - Feb 2021

(1) The outstanding principal of these amortizing swaps falls with each capital repayment of the underlying loans.
(2) Related party interest rate swap agreements.

The counterparties to the above interest rate swap agreements are Seadrill and also various banks. The Company believes the counterparties to be creditworthy.

Foreign Currency Risk

The Company and all of its subsidiaries use the U.S. Dollar as their functional currency because the majority of their revenues and expenses are denominated in U.S. Dollars. Accordingly, the Company's reporting currency is also U.S. Dollars. The Company does, however, earn revenue and incur expenses in other currencies and there is a risk that currency fluctuations could have an adverse effect on the value of the Company's cash flows. The Company does not use foreign currency forward contracts.

Credit risk

The Company has financial assets which expose the Company to credit risk arising from possible default by counterparties. The Company considers the counterparties to be creditworthy and does not expect any significant loss to result from non-performance by such counterparties. The Company in the normal course of business does not demand collateral from its counterparties.

Fair values of financial instruments

The carrying value and estimated fair value of the Company's financial instruments at June 30, 2014 and December 31, 2013 were as follows:

	June 30, 2014		December 31, 2013
(In US$ millions)	Fair value	Carrying value	Fair value	Carrying value

Cash and cash equivalents	$523.3	$523.3	$89.7	$89.7
Revolving credit facility	—	—	125.9	125.9
Current portion of long-term debt	29.0	29.0	—	—
Current portion of long term debt to related party	102.2	102.2	108.3	108.3
Long-term debt	2,859.2	2,859.2	—	—
Long-term portion of debt to related party	258.4	258.4	1,826.4	1,826.4
Related party loan notes	—	—	299.9	299.9

The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value and categorized at level 1 on the fair value measurement hierarchy.
The fair value of the revolving credit facility with Seadrill is considered to be equal to the carrying value, as the facility bears an interest of LIBOR plus a margin of 5.0%, with a commitment fee of 40% of the margin, which is concluded to be on arm's length terms. This is therefore categorized at level 2 on the fair value measurement hierarchy.

The fair value of the current and long-term portion of floating rate debt is estimated to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis, except for the T-15 and T-16 facilities which are reset on a semi-annual basis. This debt is not freely tradable and cannot be purchased by the Company at prices other than the outstanding balance plus accrued interest. This is categorized at level 2 on the fair value measurement hierarchy.

The fair value of the related party discount notes is estimated to be equal to the carrying value. This debt is not freely tradable and cannot be purchased by the Company at prices other than specified in the loan note agreements. The loan notes however are redeemable at a values that are concluded to be on arm's length terms, with an implicit rate of interest of 3.735%. This is categorized at level 2 on the fair value measurement hierarchy.

Other financial instruments that are measured at fair value on a recurring basis are as follows:

	Fair value	Fair value measurements at reporting date using
		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)	June 30, 2014	(Level 1)	(Level 2)	(Level 3)
Assets:
Derivative instruments – Interest rate swap contracts (Related party)	$2.4	—	$2.4	—

Liabilities:
Derivative instruments – Interest rate swap contracts	$(30.4)	—	$(30.4)	—

	Fair value	Fair value measurements at reporting date using
		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)	December 31, 2013	(Level 1)	(Level 2)	(Level 3)
Assets:
Derivative instruments – Interest rate swap contracts	$42.4	—	$42.4	—

US GAAP emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, US GAAP establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within levels one and two of the hierarchy) and the reporting entity's own assumptions about market participant assumptions (unobservable inputs classified within level three of the hierarchy).

Level one input utilizes unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Level two inputs are inputs other than quoted prices included in level one that are observable for the asset or liability, either directly or indirectly. Level two inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level three inputs are unobservable inputs for the asset or liability, which are typically based on an entity's own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The fair values of interest rate swaps are calculated using well-established independent valuation techniques applied to contracted cash flows and LIBOR interest rates as of June 30, 2014.

Retained risk

a) Physical Damage Insurance

Seadrill has purchased hull and machinery insurance to cover for physical damage to its drilling units and those of the Company and charges the Company for the associated cost for its respective drilling units. The Company retains the risk for the deductibles relating to physical damage insurance on the Company’s fleet. The deductible is currently a maximum of $5 million per occurrence.
The Company has elected to place an insurance policy for physical damage to drilling units and equipment caused by named windstorms in the U.S. Gulf of Mexico with a Combined Single Limit of $100 million in the annual aggregate, which includes loss of hire. The policy covers the 2014 windstorm season.

b) Loss of Hire Insurance
With the exception of T-15 and T-16, Seadrill purchases insurance to cover for loss of revenue in the event of extensive downtime caused by physical damage to its drilling units and those of the Company, where such damage is covered under the Seadrill’s physical damage insurance, and charges the Company for the cost related to the Company’s fleet.
The loss of hire insurance has a deductible period of 60 days after the occurrence of physical damage. Thereafter, insurance policies according to which the Company is compensated for loss of revenue are limited to 290 days per event and aggregated per year. The daily indemnity is approximately 75% of the contracted dayrate. The Company retains the risk related to loss of hire during the initial 60 day period, as well as any loss of hire exceeding the number of days permitted under insurance policy.

(c) Protection and Indemnity Insurance
Seadrill purchases protection and indemnity insurance and excess liability insurance for personal injury liability for crew claims, non-crew claims and third-party property damage including oil pollution from the drilling units to cover claims of up to $250 million per event and in the aggregate for the West Vencedor, T-15 and T-16, up to $400 million per event and in the aggregate for the West Aquarius, West Capella and West Leo, and up to $750 million per event and in the aggregate for each of the West Auriga, West Capricorn and the West Sirius.

The Company retains the risk for the deductible of up to $0.5 million per occurrence relating to protection and indemnity insurance.

Concentration of Risk

There is a concentration of credit risk with respect to cash and cash equivalents as most of the amounts are deposited with Nordea Bank Finland Plc and Danske Bank A/S. The Company considers these risks to be remote.

In the three and six months ended June 30, 2014 and 2013, the Company's contract revenues were attributable to the following customers:

(In US$ millions)	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013

ExxonMobil *	27.7%	17.0%	22.8%	18.2%
Total	0.0%	22.4%	3.7%	21.1%
Chevron	14.0%	8.2%	15.6%	8.4%
BP	41.3%	32.8%	39.1%	34.8%
Tullow	17.0%	19.6%	18.8%	17.5%
Total	100.0%	100.0%	100.0%	100.0%

* During 2013 the ExxonMobil drilling contract was assigned to Hibernia Management and Development Co. Ltd and Statoil Canada Ltd.